UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2018

Spirits Time International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-151300

20-3455830

(Commission File Number)

(IRS Employer ID No.)

1661 Lakeview Circle, Ogden, UT 84403

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 399-3632

 (Former Name or Former Address, if Changed Since Last Report) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company o

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  o

Item 1.01        Entry into a Material Definitive Agreement

On October 29, 2018, Spirits Time International, Inc. (the “Company”), entered into a Tequila Alebrijes Brand Management Agreement (“Agreement”) with CapCity Beverage, LLC (“CapCity”) for the Brand Tequila Alebrijes (“Brand”).   Pursuant to the Agreement, CapCity has been appointed as a Brand Manager of the Company’s Tequila Alebrijes Brand. CapCity will perform certain services for the Company in connection with the planning, launch, creation, branding, market research, advertising, marketing, consulting, creative and/or digital services and sales for the Brand, the Company’s Tequila Alebrijes product and the Company.

The Company and CapCity will develop a quarterly and annual budget (the “Budget”) pursuant to which CapCity shall perform the agreed upon services under the Agreement.

CapCity shall coordinate with the producer of the Company’s tequila product to ship existing inventory to CapCity or to such other location as designated by CapCity, to enable CapCity to fulfill purchase orders from customers.  If CapCity anticipates that additional inventory should be produced for distribution, CapCity shall discuss the inventory requirements with the Company.  The Company shall be responsible for authorizing the producer to produce additional products for sale to customers on behalf of the Company.

CapCity will receive 10% of the gross revenue received from the sale of the products marketed under the Agreement.

The Agreement is for a term of two (2) years subject to earlier termination as set forth in the Agreement.

The foregoing is a brief description of the material terms of the Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto.

The Company’s name has recently been changed to Spirits Time International, Inc.  A Form 8-K addressing the Company’s name change was filed on October 31, 2018.

Section 9  - Financial Statements and Exhibits

 Item 9.01 - Exhibits

Exhibit No.

Description

10.1

Tequila Alebrijes Brand Management Agreement dated October 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: November 1, 2018

SPIRITS TIME INTERNATIONAL, INC.

 By: /s/ Mark A. Scharmann

Mark A. Scharmann, President

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